UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 28, 2010

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	0-11635 (Commission File Number)	59-2058100 (I.R.S. Employer Identification No.)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were approved by the stockholders of PhotoMedex, Inc. at its 2010 annual meeting of stockholders on October 28, 2010.  The proposals were submitted to the stockholders in the Company’s Proxy Statement under Schedule 14A DEF, filed with the Securities and Exchange Commission on September 28, 2010:

		Votes
		Cast For	Withheld
1.
Re-election of the 8 members of our Board of Directors to serve until the next Annual Meeting of the Stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal:

	Richard J. DePiano	1,667,865	20,968
	James W. Sight	1,684,691	4,142
	Paul J. Denby	1,684,634	4,199
	David W. Anderson	1,684,629	4,204
	Stephen P. Connelly	1,667,989	20,844
	Leonard L. Mazur	1,667,703	21,130
	Alan R. Novak	1,668,011	20,822
	Dennis M. McGrath	1,684,462	4,371

		For	Against	Abstain	Broker Non Votes
2.	Granting of discretionary authority to the Board of Directors until December 30, 2010: (a) to change the state of incorporation from Delaware to Nevada, referred to as “Reincorporation,” by merging with a wholly-owned subsidiary to be incorporated in Nevada, pursuant to the Agreement and Plan of Merger in Appendix A to the Proxy Statement or (b) to determine not to proceed with the Re-incorporation.	1,491,013	89,590	108,230	639,820

		For	Against	Abstain	Broker Non Votes
3.
An amendment to our 2005 Equity Compensation Plan, as amended, to increase the number of shares of our common stock reserved for issuance thereunder from 194,285 shares to 650,000 shares; to increase the number of shares for which any one participant may receive awards in any one calendar year to 200,000; to amend the provisions relating to the grant of performance-based stock awards that are designed to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended; to expand the individuals eligible to receive awards under the 2005 Equity Plan to include non-employee members of our Board of Directors; and to allow for an exchange of certain outstanding stock options pursuant to a one-time exchange offer.

		1,461,965	216,678	10,190	639,820
4.	An amendment to our 2000 Non-Employee Director Stock Option Plan to increase the number of shares of our common stock reserved for issuance thereunder from 50,000 to 60,000 shares; to change the annual grant from non-qualified options to purchase 834 shares of our common stock to 1,000 shares of our common stock as of January 1 of a given year, starting with January 1, 2011 and vesting ratably in the calendar quarters of the year of award; and to allow for an exchange of certain outstanding stock options pursuant to a one-time exchange offer.	1,568,288	110,397	10,148	639,820
5.	A one-time option exchange program for certain holders of options to purchase shares of our common stock.	1,466,405	211,902	10,526	639,820
6.	A proposal to permit us to pay all interest accruing under the Series B-2 Secured Convertible Note to the holder of the note through the issuance of additional convertible promissory notes and the issuance of all securities issuable upon conversion of the Series B-2 Secured Convertible Note and such additional convertible promissory notes.	2,306,703	11,188	10,762	0
7.	The ratification of the appointment of EisnerAmper, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.	2,309,058	8,667	10,928	0
8.	The transaction of such other business as may come before the Meeting and any adjournments thereto.	2,102,406	114,548	111,699	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.
Date: November 3, 2010	By: /s/ Dennis M. McGrath
Dennis M. McGrath President, Chief Executive Officer